                                                                      Exhibit 24

                            HARKEN ENERGY CORPORATION
                           Form 10-K Power of Attorney

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an Officer and/or Director of HARKEN ENERGY CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Mikel D. Faulkner, Bruce N. Huff, Anna M. Williams, Larry E. Cummings and A. Wayne Hennecke and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent with full power of substitution for him and on his behalf in his name, place and stead in any and all capacities (whether on behalf of the corporation or as an Officer or Director or both thereof or by attesting the seal of the Corporation or otherwise), to sign, execute and file an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, under the Securities Exchange Act of 1934, as amended with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any state or other regulatory authority, and granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of March 26, 2002.

             Name                                       Capacities
             ----                                       ----------
/s/ Mikel D. Faulkner
___________________________________           Chairman of the Board of Directors
Mikel D. Faulkner                             and Chief Executive Officer
                                              (Principal Executive Officer)

/s/ Bruce N. Huff
___________________________________           President, and Chief Operating
Bruce N. Huff                                 Officer and Director

/s/ Stephen C. Voss
___________________________________           Director
Stephen C. Voss

Harken Energy Corporation
Form 10-K Power of Attorney
March 26, 2002

/s/ Michael M. Ameen, Jr.
___________________________________           Director
Michael M. Ameen, Jr.

/s/ Larry G. Akers
___________________________________           Director
Larry G. Akers

/s/ James H. Frizell
___________________________________           Director
James H. Frizell

/s/ J. William Petty
___________________________________           Director
J. William Petty

/s/ Hobart A. Smith
___________________________________           Director
Hobart A. Smith

/s/ Anna M. Williams                          Executive Vice President -
___________________________________           Finance and Chief Financial
Anna M. Williams                              Officer